UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): March 16, 2023

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Annual Incentive Plan
On March 16, 2023, the Organization and Compensation Committee (the O&C Committee) of the Board of Directors of DTE Energy Company (DTE Energy or the Company) approved 2023 performance measures, weightings and metrics under the Company's Annual Incentive Plan (AIP).
The following table summarizes the annual measures for 2023 under the AIP for executive officers of the Company in determining their total annual incentive award:

Measures	Weight
DTE Energy Operating Earnings Per Share	20%
DTE Energy Cash From Operations	20%
Customer Satisfaction Score	12%
Michigan Public Service Commission (MPSC) Customer Complaints	8%
DTE Energy Employee Engagement-Gallup	5%
DTE Energy Safety Performance	10%
Utility Operating Excellence Index	25%

The following table summarizes the annual measures for 2023 under the AIP for executive officers of DTE Electric Company (DTE Electric) in determining their total annual incentive award:

Measures	Weight
DTE Energy Operating Earnings Per Share	10%
DTE Electric Operating Earnings	15%
DTE Electric Cash From Operations	15%
Customer Satisfaction Score	12%
Michigan Public Service Commission (MPSC) Customer Complaints	8%
DTE Electric Employee Engagement-Gallup	5%
DTE Electric/Energy Safety Performance	10%
Utility Operating Excellence Index	25%

The following table summarizes the annual measures for 2023 under the AIP for executive officers of DTE Vantage in determining their total annual incentive award:

Measures	Weight
DTE Energy Operating Earnings Per Share	10%
DTE Vantage Operating Earnings	35%
DTE Vantage Cash From Operations	5%
DTE Vantage Employee Engagement-Gallup	5%
DTE Vantage/Energy Safety Performance	10%
DTE Vantage Business Development Index	35%
Based on market comparisons, each officer position is assigned a target award expressed as a percentage of base salary. For 2023, target awards for DTE Energy, DTE Electric and DTE Vantage’s named executive officers (executive officers who will appear in the summary compensation table of DTE Energy’s 2023 Proxy Statement) range from 70% to 135%, including Mr. Norcia, the Company's Chairman, President and Chief Executive Officer. Award amounts paid to each AIP participant are determined as follows: (1) the executive's most recent year-end base salary is multiplied by an AIP target award percentage to arrive at the target award; (2) the overall performance payout percentage, which can range from 0% to 200%, is determined based on final results compared to threshold, target and maximum levels for each measure; and (3) the target award is then multiplied by the performance payout percentage to arrive at the final award amount.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023

DTE Energy Company
(Registrant)

/s/Diane M. Antishin
Diane M. Antishin
Vice President - Human Resources and Chief Diversity and Inclusion Officer